UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016

BRIGGS & STRATTON CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of Briggs & Stratton Corporation (the “Corporation”) was held on October 26, 2016 (the “Annual Meeting”), with the following results:

The following nominees were elected to serve three-year terms on the Corporation’s Board of Directors by the following votes:

	For	Withheld	Broker Non-Votes
Jeffrey R. Hennion	32,237,711	3,207,444	3,721,212
Patricia L. Kampling	31,084,104	4,361,051	3,721,212
Todd J. Teske	32,394,301	3,050,854	3,721,212

Directors of the Corporation whose terms of office continued after the Annual Meeting are as follows: James E. Humphrey, Frank M. Jaehnert, Keith R. McLoughlin, Henrik C. Slipsager, Charles I. Story and Brian C. Walker.

Deloitte & Touche LLP was ratified as the Corporation’s independent auditors by the following votes:

For	Against	Abstain	Broker Non-Votes
38,009,195	1,118,643	38,529	—

The advisory proposal to approve executive compensation was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
33,812,843	1,388,507	243,805	3,721,212

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: October 28, 2016	/s/ Kathryn M. Buono
Kathryn M. Buono
Vice President, General Counsel & Secretary
Duly Authorized Officer

3